Fair Value Measurements	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
Fair Value Disclosures	Fair Value Measurements
The authoritative guidance for fair value measurements establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
Assets and Liabilities that are Measured at Fair Value on a Recurring Basis
The Company’s consolidated financial instruments include cash equivalents, accounts receivable, notes receivable, investments, accounts payable, and accrued liabilities. Fair value estimates of these instruments are made at a specific point in time, based on relevant market information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. The carrying amount of cash equivalents, accounts receivable, notes receivable, accounts payable and accrued liabilities are generally considered to be representative of their respective fair values because of the short-term nature of those instruments.
Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis
As discussed in Note 2, Summary of Significant Accounting Policies, to the Condensed Consolidated Financial Statements, the Company accounts for its bitcoin as indefinite-lived intangible assets, which are subject to impairment losses if the fair value of its bitcoin held decreases below their carrying value during the reporting period. For the three and six months ended June 30, 2022, the Company incurred impairment losses of $679,000 and $770,000, respectively, on its bitcoin held.